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                                                                    Exhibit 99.3

                            CONSENT OF GARY G. CLARK


         Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve in such capacity.



                                                         /s/ Gary G. Clark
                                                       -----------------------
                                                       Gary G. Clark

Date:  October 16, 1998